Rule 497(e)

File Nos. 811-08183 and 333-147743

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT dated July 29, 2013

to the Prospectus dated May 1, 2013 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company of New York

Effective immediately, the description and investment object for the DWS Core Equity VIP on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

“DWS Core Equity VIP –Class A Shares seeks long-term growth of capital, current income and growth of income.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated

May 1, 2013. Please keep this supplement for future reference.